Net income per share and common dividends	12 Months Ended
Dec. 31, 2024
Net income per share and common dividends
Net income per share and common dividends

13.   Net income per share and common dividends

Basic and diluted net income per share is calculated by dividing the net income available to common shareholders by the average number of common shares outstanding during the periods. Diluted net income per share is calculated by adjusting the net income available to common shareholders and the weighted average number of common shares used for calculating basic income per share for the effects of all potentially dilutive shares. Such dilutive common shares are excluded when the effect would be to increase earnings per share or reduce a loss per share.

	For the years ended December 31
In thousands of U.S. Dollars and shares, except per share amount	2024	2023	2022
Net income attributable to common stockholders	$128,607	$113,408	$135,054
Weighted average shares - Basic	41,656	41,130	37,236
Weighted average shares - Diluted	42,042	41,822	38,360
Basic net income per share	$3.09	$2.76	$3.63
Diluted net income per share	$3.06	$2.71	$3.52

For the year ended December 31, 2024, no SARs were outstanding (2023: 176,360, 2022: 532,642) and 370,364 RSUs (2023: 716,452, 2022: 908,209) were outstanding. For the year ended December 31, 2024, there were no anti-dilutive SARs and RSUs. 131,895 SARs at an exercise price of $9.20 and 89,042 RSUs were not included in the computation of the net income per share for the year ended December 31, 2022 as their impact was anti-dilutive.

During the year ended December 31, 2024, the Company paid cash dividends on its outstanding shares of common stock aggregating $45.1 million (2023: $47.2 million).